UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2025

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
Forward-Looking Statements
SIGNATURES

Item 1.01 Entry Into a Material Definitive Agreement.

On February 19, 2025, PDF Solutions, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Telit IOT Solutions Inc., a Delaware corporation (the “Seller”), and SecureWise LLC, a Delaware limited liability company (the “Target”), pursuant to which the Company will acquire the Seller’s secureWISE business (the “Business”) by means of a purchase of all of the outstanding equity interests of the Target held by the Seller (the “Transaction”).

Pursuant to the Purchase Agreement, at the Closing of the Transaction (the “Closing”) the Company will pay to the Seller a cash purchase price of $130,000,000, subject to customary adjustments in respect of indebtedness, transaction expenses, cash and working capital of the Business.  The Transaction was approved by the Company’s Board of Directors and is expected to close during the first calendar quarter of 2025.

The Purchase Agreement contains warranties, covenants, closing conditions and indemnities customary for acquisitions of this nature. Among other conditions, each party’s obligation to consummate the Transaction is subject to  (i) the absence of specified legal impediments to the consummation of the Transaction, (ii) subject to specified materiality standards, the accuracy of the parties’ respective representations and warranties, (iii) each parties’ performance in all material respects of its respective covenants and agreements and (iv) the absence of a material adverse effect with respect to each of the Seller and the Target.

The Purchase Agreement may be terminated, subject to certain exceptions, (i) upon the mutual written consent of the Company and the Seller, (ii) if the Closing has not occurred by March 12, 2025, (iii) for certain material breaches of representations and warranties or covenants that remain uncured or (iv) upon the occurrence of certain other events specified in the Purchase Agreement. The Purchase Agreement further provides that, in certain circumstances upon a valid termination of the Purchase Agreement pursuant to its terms, the Company may be required to pay the Seller a reverse termination fee equal to $6.5 million.

In connection with the execution of the Purchase Agreement, the Company has delivered to the Seller a debt commitment letter (the “Debt Commitment Letter”) executed with Wells Fargo Bank, National Association (the “Commitment Party”), pursuant to which the Commitment Party has committed, subject to the terms and conditions contained therein, to provide the Company with (a) a revolving credit facility in an aggregate principal amount of $45 million and (b) a term loan facility in an aggregate principal amount of $25 million (the “Debt Financing”). The proceeds of the Debt Financing are intended to fund, in part, the purchase price payable in the Transaction, on the terms and subject to the conditions set forth therein. The Purchase Agreement does not include a financing contingency. The funding of the Debt Financing is contingent upon the satisfaction or waiver of certain customary conditions set forth in the Debt Commitment Letter, including, without limitation, the execution and delivery of definitive documentation consistent with the Debt Commitment Letter.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached hereto and incorporated herein by reference as Exhibit 2.1.  The Purchase Agreement has been included to provide stockholders with information regarding its terms.  It is not intended to provide any other information about the Company, the Target or the Seller or their respective subsidiaries and affiliates.  The Purchase Agreement contains representations and warranties by each of the Company, the Seller and the Target.  These representations and warranties were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, if at all.  Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Seller or the Target or their respective subsidiaries and affiliates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Equity Purchase Agreement, dated as of February 19, 2025, by and among PDF Solutions, Inc., SecureWise LLC and Telio IOT Solutions Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

The Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact may be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “projected,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target” or “continue,” the negative effect of terms like these or other similar expressions. These statements include, but are not limited to, statements concerning: expectations about the effectiveness of our business and technology strategies; expectations regarding global economic trends; the impact of global inflation and changed interest rates, expectations regarding recent and future acquisitions; current semiconductor industry trends; expectations of continued adoption of our solutions by new and existing customers; project milestones or delays and performance criteria achieved; cost and schedule of new product development; the provision of technology and services prior to the execution of a final contract; the continuing impact of macroeconomic conditions and other trends on the semiconductor industry, our customers, our operations, and supply and demand for our products; supply chain disruptions; the success of the Company’s strategic growth opportunities and partnerships; the Company’s ability to successfully integrate acquired businesses and technologies; whether the Company can successfully convert backlog into revenue; customers’ production volumes under contracts that provide Gainshare; possible impacts from the evolving trade regulatory environment and geopolitical tensions; our assessment of the sufficiency of our cash resources and anticipated funds from operations; our ability to obtain additional financing if needed and our ability to obtain support and updates for certain open-source software. These forward-looking statements are only predictions. Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those anticipated or projected. All forward-looking statements and other information included in this document are based on information available to us on the date of filing and we further caution investors that our business and financial performance are subject to substantial risks and uncertainties. We assume no obligation to update publicly any such forward-looking statements. In evaluating these statements, you should specifically consider various factors, including the risk factors set forth in Item 1. “Business” and Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission. All references to “we,” “us,” “our,” “PDF,” “PDF Solutions” or “the Company” refer to PDF Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza
EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: February 19, 2025